Second Quarter 2016 Earnings Conference Call August 3, 2016

2 Safe Harbor Statement A A a This presentation includes statements that may constitute forward-looking statements made pursuant to the safe harbor provisions within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. This information often involves risks and uncertainties that could cause actual results to differ materially from such forward- looking statements. The statements in this presentation that are not historical statements and any other statements regarding EE's future expectations, beliefs, plans, objectives, financial conditions, assumptions or future events or performance that are not historical facts, are forward-looking statements within the meaning of the federal securities laws. Additional information concerning factors that could cause actual results to differ materially from those expressed in forward-looking statements is contained in EE's most recently filed periodic reports and in other filings made by EE with the U.S. Securities and Exchange Commission (the "SEC"), and includes, but is not limited to:  Uncertainty regarding the actions and timing of matters in the Company’s Texas rate case pending before the PUCT  Increased prices for fuel and purchased power and the possibility that regulators may not permit EE to pass through all such increased costs to customers or to recover previously incurred fuel costs in rates  Full and timely recovery of capital investments and operating costs through rates in Texas and New Mexico  Uncertainties and instability in the general economy and the resulting impact on EE’s sales and profitability  Changes in customers’ demand for electricity as a result of energy efficiency initiatives and emerging competing services and technologies, including distributed generation  Unanticipated increased costs associated with scheduled and unscheduled outages of generating plant  The size of our construction program and our ability to complete construction on budget and on time  Potential delays in our construction schedule due to legal challenges or other reasons  Costs at Palo Verde  Deregulation and competition in the electric utility industry  Possible increased costs of compliance with environmental or other laws, regulations and policies  Possible income tax and interest payments as a result of audit adjustments proposed by the IRS or state taxing authorities  Uncertainties and instability in the financial markets and the resulting impact on EE’s ability to access the capital and credit markets  Possible physical or cyber attacks, intrusions or other catastrophic events  Other factors of which we are currently unaware or deem immaterial EE’s filings are available from the SEC or may be obtained through EE’s website, http://www.epelectric.com. Any such forward-looking statement is qualified by reference to these risks and factors. EE cautions that these risks and factors are not exclusive. Management cautions against putting undue reliance on forward-looking statements or projecting any future results based on such statements or present or prior earnings levels. Forward-looking statements speak only as of the date of this news release, and EE does not undertake to update any forward-looking statement contained herein.

3 Recent Highlights  Became a coal-free utility on July 6, 2016, which will reduce one billion pounds of carbon dioxide from our annual emissions  Addition of large-scale solar resources has prevented another one billion pounds of carbon dioxide from being emitted into the atmosphere  Set a new native peak record of 1,892 MW on July 14, 2016  Obtained a Final Order for the New Mexico Rate Case on June 8, 2016  Filed an unopposed settlement with the Public Utility Commission of Texas (PUCT) for our Texas rate case on July 21, 2016  Construction of Montana Power Station Unit 4 remains on schedule for September 2016 in-service date  Started working with the union to negotiate a new collective bargaining agreement

4  On July 15, 2016, our region was hit with a massive wind storm while also experiencing triple digit temperatures  Wind gusts exceeding 60 miles per hour caused damage to numerous transmission and distribution poles Recent Weather Event  El Paso Electric Company employees worked throughout the evening in hazardous conditions to restore power to thousands of customers in a safe manner within two hours

5 Texas Rate Case Update (Docket No. 44941)  On July 21, 2016, EE filed an unopposed settlement with the PUCT containing the following terms  A non-fuel base rate increase of $37mm  An additional non-fuel base rate increase of $3.7mm for Four Corners revenue requirement  Lower annual depreciation expense of approximately $8.5mm  Return on Equity of 9.7% for AFUDC purposes  Substantially all new plant in service included in rate base  Recovery for most of the rate case expenses up to a date certain  Removal of the separate treatment for residential customers with solar generation  Non-fuel base rates will relate back to January 12, 2016  A proposed final order is scheduled to be considered by the PUCT on August 18, 2016  Approval of the settlement by the PUCT would resolve the rate case, including the revenue requirement issue for Four Corners and rate case expenses

6 New Mexico Rate Case Update (Case No. 15-00127-UT)  On June 8th the NMPRC issued a final order approving an annual increase of approximately $1.1mm. Key terms include:  100% of plant in service deemed reasonable and necessary  Reduction in rate base for the pension & benefits liability*  Return on Equity of 9.48%  Disallowance of several smaller cost of service items  Non-fuel base rates were effective July 1, 2016 * Under a separate case number (Case No. 16-00138-UT), EE is required to provide additional information on the unfunded liability for other post-employment benefits.

7 Potential Timeline – Next Rate Cases New Mexico Texas May Jul Sep Nov Jan 2017 Mar May Jul Sep Nov Jan 2018 2018 Final Order Q1 2018 Final Order 4Q 2017 Effective Date of Rates(2) 3Q 2017 File Rate Case(1) 1Q 2017 File Rate Case (1) 1Q 2017 MPS Unit 4 In-Service MPS Unit 4 In-Service Historical Test Year End Sep 2016 Historical Test Year End Sep 2016 MPS Unit 3 In-Service May 2016 MPS Unit 3 In-Service May 2016 2016 (1) New Mexico and Texas Rate Case filings will use a historical test year ended September 2016 and include MPS units 3 & 4 in requested rate base. (2) Section 36.211 of the Texas Utilities Code, which was added by House Bill 1535 in 2015, allows for rates to relate back to the 155th day after a rate case is filed. For financial reporting purposes the revenues and other impacts will be recognized when a resolution is reached in the Texas rate case.

8 2nd Quarter Financial Results  2nd Quarter 2016 net income of $22.3 million or $0.55 per share, compared to 2nd Quarter 2015 net income of $21.1 million or $0.52 per share

9 2nd Quarter Key Earnings Drivers Basic EPS Description June 30, 2015 0.52$ Changes In: Retail non-fuel base revenues 0.05 Increased primarily due to an increase in residential and small commercial customers served and warmer weather. Investment and interest income 0.04 Increased due to higher realized gains on securities sold from EE's Palo Verde decommissioning trust fund portfolio. Interest on long-term debt (0.03) Increased due to the interest accrued on $150 million aggregate principal amount of senior notes issued in March 2016. Depreciation and amortization (0.01) Increased primarily due to an increase in depreciable plant, including MPS Unit 3 which was placed in service in May 2016, partially offset by a change in the estimated useful life of certain software assets. Changes in the effective tax rate (0.02) Increased due to the reduction of the domestic production manufacturing deduction and changes in state taxes. June 30, 2016 0.55$

10 2nd Quarter Retail Revenues and Sales Non-Fuel Base Revenues (000's) Percent Change * MWH Percent Change * Residential 62,679$ 5.5% 679,035 5.9% C&I Small 54,707 1.6% 633,714 1.1% C&I Large 9,489 (3.9%) 270,908 (2.8%) Public Authorities 24,672 (2.5%) 405,277 (3.5%) Total R t il 151,547$ 2.1% 1,988,934 1.1% Cooling Degree Days 965 3.9% Average Retail Customers 407,967 1.5% * Percent Change expressed as change from Q2 2016 over Q2 2015

11 Historical Weather Summary 824 1,008 1,013 995 1,169 1,178 1,138 1,095 929 965 0 200 400 600 800 1,000 1,200 1,400 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2nd Quarter Cooling Degree Day’s (CDD’s) 10-Yr CDD Average – 1,031 2nd Quarter CDD’s • 6.4% Below 10-Year Average • 3.9% Above 2nd Quarter 2015

12 Capital Requirements & Liquidity  Expended $102.8mm for additions to utility plant for the six months ended June 30, 2016  On July 21, 2016, the Board declared a quarterly cash dividend of $0.31 per share payable on September 30, 2016 to shareholders of record as of September 14, 2016  EE made $24.5mm in dividend payments for the six months ended June 30, 2016  On June 30, 2016, EE had liquidity of $207.5mm including a cash balance of $9.6mm and unused capacity under the revolving credit facility  Capital expenditures for utility plant in 2016 are anticipated to be approximately $234mm

13 2016 Earnings Guidance 2015 EPS Actual 2016 Earnings Guidance Earnings Guidance $2.03 $2.50 $2.20 The middle of the range assumes normal weather and rate relief for:  Texas - based on unopposed settlement in Docket No. 44941 (rates relate back to January 12, 2016)(2) : • $40.7mm non-fuel base rate increase, which includes $3.7mm for Four Corners revenue requirement • $8.5mm lower annual depreciation expense • ROE of 9.7% for AFUDC purposes  New Mexico - $1.1mm non-fuel base rate increase based on final order in Case No. 15-00127-UT (effective July 1, 2016) Initiating an earnings guidance range of $2.20 to $2.50 per share (1) Assumes normal operating conditions for the remainder of 2016 (2) Assumes PUCT approves the unopposed settlement during the second half of 2016 (1)

14 2016 Earnings Drivers Positive Year over Year Impact on EPS Drivers Negative Year over Year Impact on EPS Rate relief Customer growth Depreciation (1) Effective Tax Rate (estimated to be ~ 36% in 2016) Return to normal weather Property Taxes (1) Investment and interest income Interest expense (1) O&M (1) AFUDC (1) Other (1) YOY decreases related to regulatory lag for MPS Units 3 & 4 equate to approximately $0.15 per share. $0.15 per share estimate includes $0.09 per share for interest related to $150mm of 5.0% Senior Notes issued on March 24, 2016.  In Texas, new rates will relate back to January 12, 2016  We believe we can record the revenue and other impacts of the unopposed settlement for financial reporting purposes during the second half of 2016

15 Q & A